SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                April 24, 2000
                Date of Report (Date of earliest event reported)


                               MOTIENT CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                  0-23044                   93-0976127
(State or other jurisdiction     (Commission                IRS Employer
    of incorporation)            File Number)             Identification No.)


                            10802 Parkridge Boulevard
                           Reston, Virginia 20191-5416
                                 (703) 758-6000
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)


                     AMERICAN MOBILE SATELLITE CORPORATION
         (former name or former address, if changed since last report)

Item 5.  Other Events


On April 24, 2000, the registrant changed its name from "American Mobile Satellite Corporation" to "Motient Corporation." The registrant hereby incorporates by reference the information contained in Exhibit 99.1 hereto in response to this Item 5, announcing such change in the name of the registrant.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

The following documents are filed as exhibits to the report:

     99.1 Press Release dated April 24, 2000.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          MOTIENT CORPORATION
                                          (Registrant)



Date: April 24, 2000                      /s/Randy S. Segal
                                          Randy S. Segal
                                          Senior Vice President, General Counsel